    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 19, 1997

                                                      REGISTRATION NO. 333-32707
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                              INTERMET CORPORATION
             (Exact name of registrant as specified in its charter)

                      GEORGIA
 (State or other jurisdiction of incorporation or                       58-1563873
                    organization)                          (I.R.S. Employer Identification No.)

                       5445 CORPORATION DRIVE, SUITE 200
                           TROY, MICHIGAN 48098-2683
                                 (248) 952-2500
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                         ------------------------------

                              DORETHA J. CHRISTOPH
         VICE PRESIDENT-FINANCE, CHIEF FINANCIAL OFFICER AND SECRETARY
                              INTERMET CORPORATION
                        5445 CORPORATE DRIVE, SUITE 200
                           TROY, MICHIGAN 48098-2683
                                 (248) 952-2500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                   Copies to:

             JEROME M. SCHWARTZ                             ROBERT F. WALL
DICKINSON, WRIGHT, MOON, VAN DUSEN & FREEMAN               WINSTON & STRAWN
      500 Woodward Avenue, Suite 4000                    35 West Wacker Drive
          Detroit, Michigan 48226                       Chicago, Illinois 60601

     Approximate date of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                         ------------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A) OF THE SECURITIES ACT OF 1933, MAY DETERMINE.
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


                                EXPLANATORY NOTE



     This Amendment No. 2 is being filed solely to file the exhibits filed herein with the Securities and Exchange Commission. The Company is not updating or modifying any other information in the Registration Statement at this time.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS.


     The following exhibits are filed as part of this Registration Statement:


EXHIBIT
NUMBER                       DESCRIPTION OF EXHIBIT
  1       Form of Underwriting Agreement.
  4.1     Amended and Restated Articles of Incorporation of the
          Registrant (included as Exhibit 4.1 to the Registrant's Form
          S-3 Registration Statement, filed June 3, 1992, File No.
          33-48304, previously filed with the Commission and
          incorporated herein by reference).
  4.2     Bylaws, as amended (included as Exhibit 3.1 and 4.1 to the
          Registrant's Quarterly Report on Form 10-Q for the quarter ended October 1, 1995, File No. 0-13787, and as Exhibit 3.3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, File No. 0-13787, each previously filed with the Commission and incorporated herein by
          reference).
  4.3     Shareholders Protection Rights Agreement, which includes a
          Form of Rights Certificate and of Election to Exercise,
          included as Exhibit A to the Rights Agreement (included as
          Exhibit 4 to the Registrant's Form 8-K, dated October 6,
          1995, File No. 0-13787, previously filed with the Commission and incorporated herein by reference).
  5       Opinion of Dickinson, Wright, Moon, Van Dusen & Freeman.
 23.1     Consent of Ernst & Young LLP.*
 23.2     Consent of Dickinson, Wright, Moon, Van Dusen & Freeman
          (contained in its opinion filed as Exhibit 5 hereto).
 24       Power of Attorney.*


-------------------------

* Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Company has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on August 19, 1997.


                                          INTERMET CORPORATION

                                          By:      /s/ JOHN DODDRIDGE

                                            ------------------------------------
                                                       John Doddridge
                                             Chairman of the Board of Directors
                                                and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                      TITLE                          DATE
                ---------                                      -----                          ----

            /s/ JOHN DODDRIDGE                Chairman of the Board of Directors and     August 19, 1997
------------------------------------------    Chief Executive Officer (Principal
              John Doddridge                  Executive Officer)

                    *                         Director
------------------------------------------
             Vernon R. Alden

                    *                         Director
------------------------------------------
             J. Frank Broyles

                    *                         Director
------------------------------------------
             John P. Crecine

                    *                         Director
------------------------------------------
          Anton Dorfmueller, Jr.

                    *                         Director
------------------------------------------
              Norman Ehlers

                    *                         Director
------------------------------------------
              John B. Ellis

                    *                         Director
------------------------------------------
          Wilfred E. Gross, Jr.

                    *                         Director
------------------------------------------
              A. Wayne Hardy

                    *                         Director
------------------------------------------
              John R. Horne

                SIGNATURE                     TITLE                          DATE
                ---------                     -----                          ----
                    *                         Director
------------------------------------------
            Thomas H. Jeffs II

                    *                         Director
------------------------------------------
          George W. Mathews, Jr.

                    *                         Director
------------------------------------------
         Harold C. McKenzie, Jr.

                    *                         Director
------------------------------------------
            J. Mason Reynolds

                    *                         Director
------------------------------------------
              Curtis W. Tarr

         /s/ DORETHA J. CHRISTOPH             Vice President--Finance, Chief             August 19, 1997
------------------------------------------    Financial Officer and Secretary
           Doretha J. Christoph               (Principal Financial Officer)

        /s/ WALTER T. KNOLLENBERG             Controller (Principal Accounting           August 19, 1997
------------------------------------------    Officer)
          Walter T. Knollenberg


*By:    /s/ DORETHA J. CHRISTOPH

     ---------------------------------
           Doretha J. Christoph
             Attorney-in-Fact

              August 19, 1997

                                 EXHIBIT INDEX


 EXHIBIT
  NUMBER                              DESCRIPTION
 1            Form of Underwriting Agreement.
 4.1          Amended and Restated Articles of Incorporation of the
              Registrant (included as Exhibit 4.1 to the Registrant's Form
              S-3 Registration Statement, filed June 3, 1992, File No.
              33-48304, previously filed with the Commission and
              incorporated herein by reference).
 4.2          Bylaws, as amended (included as Exhibit 3.1 and 4.1 to the
              Registrant's Quarterly Report on Form 10-Q for the quarter ended October 1, 1995, File No. 0-13787, and as Exhibit 3.3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, File No. 0-13787, each previously filed with the Commission and incorporated herein by
              reference).
 4.3          Shareholders Protection Rights Agreement, which includes a
              Form of Rights Certificate and of Election to Exercise,
              included as Exhibit A to the Rights Agreement (included as
              Exhibit 4 to the Registrant's Form 8-K, dated October 6,
              1995, File No. 0-13787, previously filed with the Commission and incorporated herein by reference).
 5            Opinion of Dickinson, Wright, Moon, Van Dusen & Freeman.
23.1          Consent of Ernst & Young LLP.*
23.2          Consent of Dickinson, Wright, Moon, Van Dusen & Freeman
              (contained in its opinion filed as Exhibit 5 hereto).
24            Power of Attorney.*


-------------------------

* Previously filed.